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                                                                 Exhibit 14 (b)

                               POWER OF ATTORNEY

KNOW ALL PERSON BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT S. SCHIMEK and RICHARD T. PISANO, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which THE VARIABLE ANNUITY LIFE INSURANCE COMPANY serves as Depositor and AMERICAN HOME ASSURANCE COMPANY serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exception from the federal securities laws; (iii) register additional annuity contracts under the federal securities law, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agents of any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS

Registrant Name                          File No.
---------------                          --------
VALIC Separate Account A                 033-75292 / 811-03240
                                         002-32783 / 811-03240
                                         002-96223 / 811-03240
                                         333-124398 / 811-03240
                                         333-49232 / 811-03240
                                         333-124756 / 811-03240


/s/MERTON BERNARD AIDINOFF            Director             October 21, 2005
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MERTON BERNARD AIDINOFF

/s/STEVEN JAY BENSINGER               Director             October 21, 2005
---------------------------
STEVEN JAY BENSINGER
                               Director and President      October 21, 2005

---------------------------
JOHN QUINLAN DOYLE

/s/JEFFERY L. HAYMAN                  Director             October 21, 2005
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JEFFERY L. HAYMAN

/s/DAVID LAWRENCE HERZOG              Director             October 21, 2005
---------------------------
DAVID LAWRENCE HERZOG

/s/ROBERT EDWARD LEWIS                Director             October 21, 2005
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ROBERT EDWARD LEWIS

/s/KRISTAN PHILIP MOOR          Director and Chairman      October 21, 2005
---------------------------
KRISTAN PHILIP MOOR

/s/WIN JAY NEUGER                     Director             October 21, 2005
---------------------------
WIN JAY NEUGER

/s/ERNEST THEODORE PATRIKIS           Director             October 21, 2005
---------------------------
ERNEST THEODORE PATRIKIS

/s/ROBERT MICHAEL SANDLER             Director             October 21, 2005
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ROBERT MICHAEL SANDLER

/s/ROBERT S. SCHIMEK            Director, Senior Vice      October 21, 2005
---------------------------    President and Treasure
ROBERT S. SCHIMEK

/s/NICHOLAS SHAW TYLER                Director             October 21, 2005
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NICHOLAS SHAW TYLER

/s/NICHOLAS CHARLES WALSH             Director             October 21, 2005
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NICHOLAS CHARLES WALSH